UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 16, 2009
                                                          --------------

                               CAPE BANCORP, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

          Maryland                         001-33934             26-1294270
-----------------------------         -------------------    -------------------
(State or Other Jurisdiction)         Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


225 North Main Street, Cape May Courthouse, New Jersey                08210
------------------------------------------------------              ----------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (609) 465-5600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change in Registrant's Certifying Accountant

     On April 17, 2009, Cape Bancorp, Inc. (the "Registrant") filed a Form 8-K in connection with the Registrant's dismissal of Crowe Horwath LLP as the Registrant's principal accountants. This amendment to the Form 8-K is being filed for the purpose of filing the attached letter of Crowe Horwath LLP.


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (a)  Financial Statements of Businesses Acquired.  Not applicable

            (b)  Pro Forma Financial Information.  Not Applicable

            (c)  Shell Company Transactions. Not Applicable

            (d)  Exhibits.
                           Exhibit 16     Letter of Crowe Horwath LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            CAPE BANCORP, INC.



DATE:  April 21, 2009                   By: /s/ Guy Hackney
                                            ---------------------------------
                                            Guy Hackney
                                            Chief Financial Officer